UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 6, 2019

Galaxy Gaming, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-30653	20-8143439
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6767 Spencer Street, Las Vegas, Nevada	89119
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): (702) 939-3254

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
none	none	none

Item 1.01	Entry into a Material Definitive Agreement

On May 6, 2019, Galaxy Gaming, Inc. (“Galaxy” or the “Company”) and Zions Bancorporation N.A. dba Nevada State Bank entered into a Second Amendment to Credit Agreement (the “Second Amendment”), pursuant to which the Credit Agreement, dated April 24, 2018, by and between Galaxy and ZB, N.A. dba Nevada State Bank (as amended on April 22, 2019, the “Credit Agreement”) was amended as described herein.  Among other things, the Second Amendment i) provides a 180-day waiver of any breach of Section 6.16 of the Credit Agreement (Leverage Ratio) and ii) provides the Company with the ability to borrow an additional $10mm under the Term Loan portion of the Credit Agreement.

The Second Amendment contains representations and warranties and affirmations regarding the Second Amendment and the Credit Agreement that are customary for financing transactions.  Other than as specifically referenced in the Second Amendment, the Credit Agreement remains in full force and effect.

The foregoing description of the Second Amendment is not complete and is qualified in its entirety by reference to the Second Amendment filed as Exhibit 10.1 hereto.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

On May 6, 2019, the Company issued a press release announcing that, in accordance with the terms of the Company’s Articles of Incorporation. it had redeemed all of the shares of the Company’s common stock held by Triangulum Partners, LLC (23,271,667 shares) in exchange for a promissory note in the face amount of $39,094,041.  A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

	10.1	Second Amendment to Credit Agreement, dated May 6, 2019, between GALAXY GAMING, INC., a Nevada corporation, and ZIONS BANCORPORATION N.A. dba NEVADA STATE BANK, a Nevada state banking corporation.

	99.1	Galaxy Gaming, Inc. Press Release, dated May 6, 2019, announcing redemption of shares owned by Triangulum Partners, LLC.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GALAXY GAMING, INC.

By:	/s/ Harry C. Hagerty
Name:	Harry C. Hagerty
Title:	Chief Financial Officer

Date: May 6, 2019

Exhibit Index

Exhibit No.	Description

10.1	Second Amendment to Credit Agreement, dated May 6, 2019, between GALAXY GAMING, INC., a Nevada corporation, and ZIONS BANCORPORATION N.A. dba NEVADA STATE BANK, a Nevada state banking corporation.

99.1	Galaxy Gaming, Inc. Press Release, dated May 6, 2019, announcing redemption of shares owned by Triangulum Partners, LLC.